UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2018

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
8735 Henderson Road, Renaissance One
	Tampa, Florida	33634
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On August 8, 2018, WellCare Health Plans, Inc. (the “Company”) announced the pricing of an offering of $750.0 million aggregate principal amount of 5.375% senior notes due 2026 (the “Notes”) to be issued by the Company. A copy of the press release making this announcement is attached hereto as Exhibit 99.1, and incorporated by reference herein. The Notes have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States without registration or an applicable exemption from the registration requirements.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

99.1	Press release dated August 8, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLCARE HEALTH PLANS, INC.
August 8, 2018	/s/ Anat Hakim Anat Hakim Senior Vice President, General Counsel and Secretary